                                                                   EXHIBIT 10.59

                                                                 [IBM LOGO]

                                                            3039 Cornwallis Road

                                                                   RTP, NC 27709

January 9, 2004

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA  95110

Attention: Mr. Michael Harrison

Subject: Amendment 14 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Michael:

This letter (the "Amendment") serves as Amendment Number 14 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement"), which the parties hereto do mutually agree to amend as follows:

1. Delete the table in Section 1.1, "Specifications," and replace with the following table:

IBM SPECIFICATION/ATTACHMENTS
      (IF APPLICABLE)             ENGINEERING CHANGE LEVEL                       DESCRIPTION
      ---------------             ------------------------                       -----------
NA                               Version 1.0                           SilkWorm 2000 Family Product
                                                                       Specification 90-0000001-01

Attachment B                     Dated 8/06/2001                       Supplier Quality Attachment

GA-219261-11                     Version 10                            Packaging and Materials Handling
                                                                       Specification

Attachment A                     Dated 10/27/03, part number           IBM SAN CSP Specification
                                 22R0129

NA                               Version 2.0                           Brocade Fabric OS Publication
                                                                       53-0001487-03

NA                               Version 2.1                           Brocade WebTools Reference Manual
                                                                       Publication 53-0001490-02

NA                               Version 2.0                           Brocade Zoning Reference Manual
                                                                       Publication 53-0001488-02

NA                               Version 1.0                           SilkWorm 3800 Product
                                                                       Specification - 90-0000077-01

NA                               Version 1.1                           SilkWorm 3900 Product Specification
                                                                       - 79-0000002-01

NA                                                                     SilkWorm 3200 Product Specification
                                                                       - Reference the Silkworm 3800
                                                                       Product

NA                               Dated:  March 8, 2002                 SilkWorm 12000 Product
                                                                       Specification  - 79-0000001-01

NA                               Version 4.1.2                         Brocade Fabric OS
                                                                       Reference 53-0000519-06

NA                               Version 3.1.0                         Brocade Fabric OS
                                                                       Reference 53-0000500-02

Amendment #14 to SOW#1 of IBM/Brocade Agreement ROC-P-68
January 9, 2004
Confidential Information

2. Delete Attachment A, "IBM CSP Requirements" and replace in its entirety with "IBM SAN CSP Specification".

3. Delete pricing table in its entirety in Section 2.1, "Pricing" and replace with the following:


IBM P/N / NUMA-Q
      P/N           ROCADE P/N     DESCRIPTION           UNIT PRICE
-------------------------------------------------------------------
[*]                    [*]         8-Port                    [*]
                                   Fibre Channel
                                   Switch
                                   Single Power
                                   Supply (SW2400)
                                   Includes SES,
                                   Web tools,
                                   Zoning and
                                   Fabric Watch -
                                   whole unit
                                   switch Product

[*]                    [*]         16 Port                   [*]
                                   Fibre Channel
                                   Switch
                                   Single Power
                                   Supply
                                   (SW2800)
                                   Includes SES,
                                   Web tools,
                                   Zoning and
                                   Fabric Watch -
                                   whole unit
                                   switch Product

[*]                    [*]         Silkworm 2000             [*]
                                   Power Supply

[*]                    [*]         Mainboard, SW             [*]
                                   2400 (8-port)

[*]                    [*]         Fan Tray, SW              [*]
                                   2400 (8-port)

[*]                    [*]         Chassis, SW               [*]
                                   2400 (8-port)

[*]                    [*]         Mainboard, SW             [*]
                                   2800 (16-port)

[*]                    [*]         Fan Tray, SW              [*]
                                   2800 (16-port)

[*]                    [*]         Chassis, SW               [*]
                                   2800 (16-port)
                                   with operator
                                   panel / LCD

[*]                    [*]         Quick Loop                [*]
                                   License

[*]                    [*]         Fabric Watch              [*]
                                   License

[*]                    [*]         Extended Fabrics          [*]

[*]                    [*]         Extended Fabrics          [*]

[*]                    [*]         Remote Switch             [*]

[*]                    [*]         Remote Switch             [*]

[*]                    [*]         8 Port Fibre              [*]
                                   Channel Switch
                                   Single Power
                                   Supply (SW3200)
                                   Includes Web
                                   Tools and
                                   Advance Zoning
                                   (to be included
                                   prior to
                                   10/28/03 for
                                   availability
                                   for Buyer
                                   customer
                                   shipments)

---------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #14 to SOW#1 of IBM/Brocade Agreement ROC-P-68
January 9, 2004
Confidential Information

[*]          [*]        8 Port Fibre Channel                                 [*]
                        Switch Single Power
                        Supply (SW3200)
                        Includes Web Tools,
                        Full Fabric Upgrade
                        Zoning and Fabric Watch

[*]          [*]        Full Fabric Upgrade                                  [*]
                        Includes Advance
                        Zoning and Fabric Watch

[*]          [*]        16 Port Fibre                                        [*]
                        Channel Switch
                        Single Power
                        Supply (SW3800)
                        Includes Web tools,
                        Advance Zoning and
                        Fabric Watch - whole
                        unit switch Product

[*]          [*]        Fan (SW3800)                                         [*]

[*]          [*]        Power Supply (SW3800)                                [*]

[*]          [*]        Mainboard FRU (SW3800)                               [*]

[*]          [*]        32 Port Fibre Channel                                [*]
                        Switch Double Power
                        Supply (SW3900)
                        Includes, Webtools,
                        Advance Zoning, Fabric
                        Watch, Trunking, and
                        Performance Monitor -
                        whole unit switch
                        Product

[*]          [*]        Fan (SW3900)                                         [*]

[*]          [*]        Power Supply (SW3900)                                [*]

[*]          [*]        Mainboard FRU (SW3900)                               [*]

[*]          [*]        Secure Fabric OS                                     [*]
                        (SW3200)

[*]          [*]        Secure Fabric OS                                     [*]
                        (SW3800)

[*]          [*]        1Gb Secure Fabric OS                                 [*]

[*]          [*]        Secure Fabric OS                                     [*]
                        (SW3900)

[*]          [*]        Secure Fabric OS                                     [*]
                        (SW12000)

[*]          [*]        Performance Bundle                                   [*]
                        (Trunking and
                        Performance
                        Monitoring)

-------------------
* Certain information on this page has been omitted and filed separately with the Commission.

Confidential treatment has been requested with respect to the omitted portions.

Amendment #14 to SOW#1 of IBM/Brocade Agreement ROC-P-68
January 9, 2004
Confidential Information

[*]                               [*]                   Performance Bundle                          [*]
                                                        (Trunking and
                                                        Performance
                                                        Monitoring)

[*]                               [*]                   32 Port Fibre                               [*]
                                                        Channel Core Switch
                                                        (SW12000) Includes 2
                                                        Stiletto Port Blades, 2
                                                        CP Blades, 4 Power
                                                        Supplies, 3 Blowers, 6
                                                        Port Blade Filler
                                                        Panels, 1 Cable
                                                        Management Pillar,
                                                        Fabric OS, Advanced Web
                                                        Tools, Advanced Zoning,
                                                        Fabric Watch,
                                                        Performance Monitoring,
                                                        Trunking.

[*]                               [*]                   Rack Mounting Kit                           [*]
                                                        14U, FRU

[*]                               [*]                   Switch Blade 16 port,                       [*]
                                                        2GB

[*]                               [*]                   Switch Blade 16 port,                       [*]
                                                        2Gb, FRU

[*]                               [*]                   Chassis Door,                               [*]
                                                        Includes Plastic and
                                                        Metal door
                                                        Components and IBM
                                                        Front Badge

[*]                               [*]                   Control Processor                           [*]
                                                        Blade

[*]                               [*]                   Stiletto Port Blade Slot                    [*]
                                                        Filler Panel,
                                                        SW12000, FRU

[*]                               [*]                   Power Supply , 180-                         [*]
                                                        264VAC, 1000W,
                                                        FRU

[*]                               [*]                   Blower Assembly,                            [*]
                                                        FRU

[*]                               [*]                   Cable Management                            [*]
                                                        Pillar, FRU

[*]                               [*]                   WWN Card                                    [*]

[*]                               [*]                   Power Plug, Switch                          [*]
                                                        and Distribution
                                                        Panel

[*]                               [*]                   Chassis FRU, includes                       [*]
                                                        backplane, blower and
                                                        power supply
                                                        backplane, AC and
                                                        blower harness.

[*]                               [*]                   Rear WWN Bezel                              [*]
                                                        Assy

[*]                               [*]                   Cable Management                            [*]
                                                        Tray

[*]                               [*]                   AC Power Cord, FRU                          [*]

-------------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #14 to SOW#1 of IBM/Brocade Agreement ROC-P-68
January 9, 2004
Confidential Information

[*]          [*]                   AC Power Cord,                   [*]
                                   UK/Ireland, 250V, FRU

[*]          [*]                   AC Power Cord, Cont.             [*]
                                   Europe CEE7/7, FRU

[*]          [*]                   AC Power Cord,                   [*]
                                   AUST/INZ, 250V

[*]          [*]                   AC Power Cord, Intl IEC          [*]

[*]          [*]                   Remote Switch software           [*]

[*]          [*]                   Extended Fabric software         [*]

[*]          [*]                   Fabric Manager 3.x               [*]

[*]          [*]                   Fabric Manager                   [*]
                                   4.x-Enterprise[*]

[*]          [*]                   Fabric Manager 4.x -3.0          [*]
                                   to 4.x Upgrade to
                                   Enterprise[*]

[*]          [*]                   Fabric Manager 4.x               [*]
                                   with 10 Domains

[*]          [*]                   Fabric Manager 4.x               [*]
                                   Upgrade from 10
                                   Domains to Maximum
                                   Domains

[*]          [*]                   ISL Trunking (SW3200)            [*]

[*]          [*]                   ISL Trunking (SW3800)            [*]

All prices are in U.S. dollars.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of:

Rob Tice
Bldg 060/A119
3030 Cornwallis Road
RTP, NC 27709

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive

-----------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #14 to SOW#1 of IBM/Brocade Agreement ROC-P-68
January 9, 2004
Confidential Information
statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Amendment #14 to SOW#1 of IBM/Brocade Agreement ROC-P-68
January 9, 2004
Confidential Information

ACCEPTED AND AGREED TO:                         ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION     BROCADE COMMUNICATIONS SYSTEMS, INC.

By:  /s/ Robert J. Tice    1/21/04              By:  /s/ Jack Cuthbert        1/16/04
     -----------------------------                   --------------------------------
     Authorized Signature     Date                   Authorized Signature        Date

Robert J. Tice for Mark Scheftel                    Jack Cuthbert
----------------------------------              -------------------------------------
Type or Print Name                              Type or Print Name

 OEM Procurement Team Lead                                   V.P. OEM Sales
----------------------------------              -------------------------------------
Title & Organization                            Title & Organization

Amendment #14 to SOW#1 of IBM/Brode Agreement ROC-P-68
January 9, 2004
Confidential Information